Exhibit 10.01

EXECUTION COPY

FIRST AMENDMENT

TO

5-YEAR REVOLVING CREDIT AGREEMENT

dated as of

August 18, 2010

among

NUSTAR LOGISTICS, L.P.,

as Borrower,

NUSTAR ENERGY L.P.,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT (this “First Amendment”) dated as of August 18, 2010, is among NUSTAR LOGISTICS, L.P., a Delaware limited partnership (the “Borrower”); NUSTAR ENERGY L.P., a Delaware limited partnership (the “MLP”); NUSTAR PIPELINE OPERATING PARTNERSHIP L.P. (formerly known as Kaneb Pipe Line Operating Partnership, L.P.), a Delaware limited partnership (the “Subsidiary Guarantor” and, together with the Borrower and the MLP, the “Obligors”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain 5-Year Revolving Credit Agreement dated as of December 10, 2007 (the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.

B. The Subsidiary Guarantor is a party to that certain Subsidiary Guaranty Agreement dated as of December 10, 2007 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Subsidiary Guaranty”).

C. The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.

D. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections and Articles in this First Amendment refer to Sections and Articles of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.01.

(a) The definition of “Applicable Percentage” is hereby amended in its entirety to read as follows:

“Applicable Percentage” means, with respect to any Lender, the percentage of the total Commitments represented by such Lender’s Commitment; provided that in the case of Section 2.24 when a Defaulting Lender shall exist, “Applicable Percentage” shall mean the percentage of the total Commitments (disregarding any Defaulting Lender’s Commitment) represented by such Lender’s Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

(b) The following definition is hereby added where alphabetically appropriate to read as follows:

“Defaulting Lender” means any Lender, as determined by the Administrative Agent, that has (a) failed to fund any portion of its Loans or participations in Letters of Credit or Swingline Loans within three Business Days of the date required to be funded by it hereunder, (b) notified the Borrower, the Administrative Agent, any Issuing Bank or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, (c) failed, within three Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit or Swingline Loans, (d) otherwise failed to pay over to the Administrative Agent, any Issuing Bank or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (e) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided, that a Lender shall not become a Defaulting Lender solely as a result of the acquisition or maintenance of an ownership interest in such Lender or Person controlling such Lender or the exercise of control over a Lender or Person controlling such Lender by a Governmental Authority or an instrumentality thereof.

(c) The following definition is hereby added where alphabetically appropriate to read as follows:

“First Amendment Effective Date” means the “Effective Date” as such term is defined in the First Amendment to 5-Year Revolving Credit Agreement dated as of August 18, 2010 among the Borrower, the MLP, the Administrative Agent and the Lenders party thereto.

(d) The following definition is hereby added where alphabetically appropriate to read as follows:

“NPOP” means NuStar Pipeline Operating Partnership L.P., a Delaware limited partnership (formerly known as Kaneb Pipeline Operating Partnership, L.P.).

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(e) The definition of “KPOP” is hereby deleted in its entirety.

2.2 Amendment to Section 2.06(b). Clause (ii) of the last sentence of Section 2.06(b) is hereby amended to read as follows:

“(ii) the LC Exposure of JPMorgan Chase Bank, N.A. shall not exceed $300,000,000,”

2.3 Amendment to Article II. Article II is hereby amended to add the following new Section 2.24 to read as follows:

“Section 2.24. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, the following provisions shall apply so long as any Lender is a Defaulting Lender:

(a) if any Swingline Exposure or LC Exposure exists at any time in which any Lender is a Defaulting Lender, including on the First Amendment Effective Date, then:

(i) all or any part of such Swingline Exposure and LC Exposure shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent (x) the sum of all non-Defaulting Lenders’ Revolving Credit Exposures plus such Defaulting Lender’s Swingline Exposure and LC Exposure does not exceed the total of all non-Defaulting Lenders’ Commitments and (y) the conditions set forth in Section 4.02 are satisfied at such time; and

(ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall within one Business Day following notice by the Administrative Agent (x) first, prepay such Swingline Exposure and (y) second, cash collateralize such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.06(j) for so long as such LC Exposure is outstanding.

(b) so long as any Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan and no Issuing Bank shall be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure will be 100% covered by the Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrower in accordance with Section 2.24(a), and participating interests in any such newly issued or increased Letter of Credit or newly made Swingline Loan shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.24(a)(i) (and Defaulting Lenders shall not participate therein).

(c) In the event that the Administrative Agent, the Borrower, the Issuing Banks and the Swingline Lender each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure and LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders (other than Competitive Loans and Swingline Loans) as the Administrative shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage.”

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2.4 Global Amendments. Each reference to “KPOP” wherever it appears in the Agreement is hereby amended to read “NPOP” (including in any defined term in which “KPOP” appears, and each such defined term as so amended is hereby reordered in Section 1.01 where alphabetically appropriate).

2.5 Amendments to Subsidiary Guaranty. The reference to “Kaneb Pipe Line Operating Partnership, L.P.” in the Subsidiary Guaranty is hereby amended to read “NuStar Pipeline Operating Partnership L.P.” and the reference to “Kaneb Pipe Line Company, LLC” in the Subsidiary Guaranty is hereby amended to read “NuStar Pipeline Company, LLC”.

Section 3. Conditions Precedent. This First Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02 of the Credit Agreement) (the “Effective Date”):

3.1 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this First Amendment on or prior to the Effective Date.

3.2 The Administrative Agent shall have received from the Required Lenders, each Issuing Bank, the Borrower, the MLP and the Subsidiary Guarantor, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Persons.

3.3 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.4 No Default shall have occurred and be continuing, after giving effect to the terms of this First Amendment.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. Each Obligor hereby: (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Effective Date each reference to the Credit Agreement in the Subsidiary Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this First Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

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4.3 Loan Document. This First Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.4 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5 NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6 GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

NUSTAR LOGISTICS, L.P.

By:	NuStar GP, Inc., its General Partner

	By:	/s/ Steven A. Blank
Steven A. Blank
Senior Vice President, Chief Financial Officer and Treasurer

NUSTAR ENERGY L.P.

By:	Riverwalk Logistics, L.P., its General Partner

By:	NuStar GP, LLC, its General Partner

	By:	/s/ Steven A. Blank
Steven A. Blank
Senior Vice President, Chief Financial Officer and Treasurer

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P.

By:	NUSTAR PIPELINE COMPANY, LLC, its General Partner

	By:	/s/ Steven A. Blank
Steven A. Blank
Senior Vice President, Chief Financial Officer and Treasurer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent and an Issuing Bank

By	/s/ Muhammad Hasan
Name: Muhammad Hasan
Title: Vice President

SUNTRUST BANK, individually and as Syndication Agent and an Issuing Bank

By	/s/ Carmen J. Malizia
Name: Carmen J. Malizia
Title: Vice President

BARCLAYS BANK PLC, individually and as Co-Documentation Agent

By	/s/ Anne E. Sutton
Name: Anne E. Sutton
Title: Director

MIZUHO CORPORATE BANK LTD., individually and as Co-Documentation Agent

By:	/s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

BANK OF AMERICA, N.A.

By:	/s/ William W. Stevenson
Name: William W. Stevenson
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Linda Terry
Name: Linda Terry
Title: Authorized Signatory

BNP PARIBAS

By:	/s/ Andrew Ostrov
Name: Andrew Ostrov
Title: Director

By:	/s/ Larry Robinson
Name: Larry Robinson
Title: Director

CITIBANK, N.A.

By:	/s/ Todd J. Mogil
Name: Todd J. Mogil
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (formerly CREDIT SUISSE, CAYMAN ISLANDS BRANCH)

By:	/s/ Robert Hetu
Name: Robert Hetu
Title: Managing Director

By:	/s/ Rahul Parmar
Name: Rahul Parmar
Title: Associate

DEUTSCHE BANK AG NEW YORK BRANCH

By:
Name:
Title:

MORGAN STANLEY BANK

By:	/s/ Sherrese Clarke
Name: Sherrese Clarke
Title: Authorized Signatory

SUMITOMO MITSUI BANKING CORPORATION

By:
Name:
Title:

UBS AG, STAMFORD BRANCH

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Leanne S. Phillips
Name: Leanne S. Phillips
Title: Director

WILLIAM STREET COMMITMENT CORP

By:	/s/ Barbara Fabbri
Name: Barbara Fabbri
Title: Authorized Signatory

BAYERISCHE LANDESBANK, acting through its New York Branch

By:	/s/ Craig Anderson
Name: Craig Anderson
Title: First Vice President

By	/s/ Gina Hoey
Name: Gina Hoey
Title: Vice President

THE ROYAL BANK OF SCOTLAND plc

By:	/s/ Brian D. Williams
Name: Brian D. Williams
Title: Vice President

COMPASS BANK

By:	/s/ Stuart Murray
Name: Stuart Murray
Title: Vice President

THE FROST NATIONAL BANK

By:	/s/ Sarah Cernosek
Name: Sarah Cernosek
Title: Vice President

CHANG HWA COMMERCIAL BANK LIMITED

By:	/s/ Eric Y.S. Tsai
Name: Eric Y.S. Tsai
Title: V.P. & General Manager

FIRST COMMERCIAL BANK LTD.

By:
Name:
Title:

SCOTIABANC INC.

By:	/s/ J.F. Todd
Name: J.F. Todd
Title: Managing Director

WOODLANDS COMMERCIAL BANK

By:
Name:
Title:

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